SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01 Regulation FD Disclosure

On February 15, 2018, we issued a press release regarding our commencement of the engineering design phase of our planned refinery project and our retention of Interstate Treating as the primary EPC contractor. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 15, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: February 16, 2018	By:	/s/ Jack W. Hanks
Jack W. Hanks
President and Chief Executive Officer

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